UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2020 (May 15, 2020)

CRAWFORD & COMPANY

(Exact name of registrant as specified in its charter)

Georgia	1-10356	58-0506554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

5335 Triangle Parkway, Peachtree Corners, Georgia		30092
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (404) 300-1000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock — $1.00 Par Value	CRD-A	New York Stock Exchange, Inc.
Class B Common Stock — $1.00 Par Value	CRD-B	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 15, 2020, effective as of the conclusion of the 2020 Annual Meeting of Shareholders of Crawford & Company (the “Company”), the Board of Directors (the “Board”) unanimously approved an increase in the size of the Board to 11 members and unanimously appointed Rohit Verma, age 45, the Company’s Chief Executive Officer, and Joseph Blanco, age 49, the Company’s President, as employee directors of the Company to fill the vacancies created by the increase in the size of the Board. As previously disclosed, Messrs. Verma and Blanco were promoted to Chief Executive Officer and President, respectively, effective as of May 15, 2020, and the terms of their compensation arrangements and employment with the Company were previously disclosed in a Current Report on Form 8-K on April 27, 2020.

Messrs. Verma’s and Blanco’s terms on the Board will expire at the Company’s 2021 Annual Meeting of Shareholders, at which time they will stand for re-election to the Board by the Company’s shareholders. Mr. Verma will serve on the Board’s Executive Committee, but otherwise, Messrs. Verma and Blanco will not serve on any committees of the Board. As employee directors, they will not be entitled to receive compensation applicable to non-employee directors of the Company.

There are no arrangements or understandings between Mr. Verma, Mr. Blanco, and any other persons pursuant to which they were named as directors of the Company. There have been no transactions since the beginning of the Company’s last fiscal year, and there are no currently proposed transactions, in which the Company was or is to be a participant and in which Mr. Verma, Mr. Blanco, or any member of their respective immediate family had or will have any interest, that are required to be reported under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD & COMPANY

By:	/s/ Joseph O. Blanco
Name: Joseph O. Blanco
Title: President

Date: May 19, 2020

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